UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2013

FAMOUS DAVE’S OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-21625	41-1782300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) (Zip Code)

12701 Whitewater Drive, Suite 200, Minnetonka, MN 55343

(952) 294-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2013, Patrick Walsh was elected to the registrant’s Board of Directors at its annual meeting of shareholders. Mr. Walsh, age 37, was also appointed to the Board’s Audit Committee and Strategic Planning Committee. In connection with his election, Mr. Walsh will receive standard Board compensation, including long term compensation consisting of 13,575 shares of restricted common stock. The restricted shares are subject to transfer and forfeiture restrictions that lapse in five equal annual installments commencing on the one year anniversary of the grant date.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The registrant held its annual meeting of shareholders on April 30, 2013. At the meeting, the registrant’s shareholders took the following actions:

(i) The shareholders elected six directors to serve as members of the registrant’s Board of Directors until the next annual meeting of shareholders. The shareholders present in person or by proxy cast the following numbers of votes in connection with the election of directors, resulting in the election of all director nominees:

Nominee	Votes For	Votes Withheld
Wallace B. Doolin	3,767,681	741,573
John F. Gilbert III	3,769,597	739,657
Lisa A. Kro	3,769,237	740,017
Richard L. Monfort	3,235,532	1,273,722
Dean A. Riesen	3,767,397	741,857
Patrick Walsh	4,361,321	147,933

(ii) The shareholders ratified the appointment of Grant Thornton LLP as the registrant’s independent registered public accounting firm for fiscal 2013. There were 6,216,234 votes cast for the proposal; 299,904 votes were cast against the proposal; 33,369 votes abstained; and there were no broker non-votes.

(iii) The shareholders approved the registrant’s executive compensation, as described in the registrant’s proxy statement. There were 3,673,717 votes cast for the proposal; 642,081 votes were cast against the proposal; 193,456 votes abstained; and there were 2,040,253 broker non-votes.

(iv) The shareholders approved an annual frequency vote on the compensation of the registrant’s named executive officers. There were 4,014,700 votes cast for annual frequency; 15,373 votes were cast for biennial frequency; 284,496 votes were cast for triennial frequency; and 194,685 votes abstained.

In light of voting results at the annual meeting and other factors, the registrant’s Board of Directors has determined to hold a non-binding, advisory vote on the compensation of its named executive officers on an annual basis until the registrant next holds a shareholder vote on the frequency of such advisory vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMOUS DAVE’S OF AMERICA, INC.

Date: May 2, 2013	By:	/s/ Diana G. Purcel
Name: Diana G. Purcel
Title: Chief Financial Officer and Secretary